UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): July 22, 2015
NORANDA ALUMINUM HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34741	20-8908550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On July 22, 2015, Noranda Aluminum Holding Corporation (“the Company”) issued a press release announcing its financial results for the quarter ended June 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
The information is furnished pursuant to Item 2.02, including Exhibit 99.1 hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, nor shall it be incorporated by reference into any future filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such future filing that such information is to be considered "filed" or incorporated by reference therein.
Item 7.01.    Regulation FD Disclosure.
In connection with the conference call to be held by the Company on July 22, 2015 to discuss its financial results for the quarter ended June 30, 2015, the Company plans to reference a slide presentation. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.2 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, nor shall it be incorporated by reference into any future filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such future filing that such information is to be considered "filed" or incorporated by reference therein.
Item 9.01.     Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release, dated July 22, 2015
99.2	Presentation materials, dated July 22, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM HOLDING CORPORATION

Date	July 22, 2015
By:	/s/ Dale W. Boyles
Dale W. Boyles
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated July 22, 2015
99.2	Presentation materials, dated July 22, 2015